Investor Presentation May 2019

Safe Harbor Statements This presentation contains forward-looking statements made by PBF Logistics LP (“PBFX”), PBF Energy Inc. (“PBF Energy” and together with PBFX, the “Companies”), PBF Holding Company LLC, and their subsidiaries, and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement and successful closing of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; the possibility that the Partnership may not consummate the proposed acquisitions; the Partnership’s plans for financing the proposed acquisitions; unforeseen liabilities associated with any acquisition; inability to successfully integrate any acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date. See the Appendix for reconciliations of the differences between the non-GAAP financial measures used in this presentation, including various estimates of EBITDA, and their most directly comparable GAAP financial measures. 2

Company Overview  Fee-based, growth-oriented master limited MVC-supported Revenues partnership focused on the movement and storage of crude oils, feedstocks and refined 100% petroleum products  Stable and predictable cash flows 90% . Underpinned by long-term, take-or-pay Revenue Total of % 80% agreements with 8-year weighted- 2016 2017 2018 average base contract life MVC Revenue Incremental Sponsor Revenue . No direct commodity price exposure Third-party Revenue Average MVC Revenue  Strong alignment with Sponsor, PBF Energy . Highly-integrated assets are critical to Sponsor operations  Disciplined growth and financial flexibility . Simplified, IDR-free capital structure with ample liquidity . Three-pronged growth strategy 3

PBF Logistics’ Evolving Strategy Evolving Growth Contributions  Successfully transitioned from a pure- $40 play drop-down at IPO to a multi- $35 faceted growth approach $30 $25  Growth supported by three-pronged $20 $ Millions $ $15 strategy targeting organic projects, $10 strategic third-party acquisitions and $5 $- drop-downs 2015 EBITDA Growth 2018 EBITDA Growth  Demonstrated access to capital Drops Organic + Acquistions . Self-funding organic projects Total EBITDA Growth . Successful public equity transactions  Alignment of GP/LP Interests 33%  Best in class IDR simplification closed in February with sub-11x IDR 67% cash flow transaction multiple 4 Drops Organic + Acquistions

Disciplined Growth Drives Distribution Increases $300 $2.10 $2.00 $250 $1.90 $200 $1.80 $1.70 $150 Millions $1.60 $100 $1.50 Annual Distribution per Unit per Distribution Annual $1.40 $50 $1.30 $0 $1.20 2015 2016 2017 2018 Revenue EBITDA Distributions Paid  >70% distribution increase over minimum quarterly distribution  ~12% CAGR since inception 5

Well-Defined Growth Plan $350 $95 $300 $250 $25 $220 $195 $200 $177 $18 $150 $100 Expected EBITDA Expected $50 $0  Growth is fueled by strategic investments in organic projects, third-party acquisitions and drop-down transactions*  Successful $135 million equity financing in April 2019 satisfies growth capital funding requirements through 2020  Line of sight on future projects and opportunities *Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted earnings and cash flow from operating activities is not available as management is unable to project financing terms and working capital changes for future periods at this time 6

PBFX Growing Asset Base is Ideally Situated

- Targeting complementary feedstock movement and product distribution assets
- Developing organic growth opportunities to enhance asset base and diversify revenue streams
  - ~$95 million of EBITDA* from organic projects to be implemented over the next 4-5 years
- Strategic third-party acquisitions allow PBF Logistics to independently grow its revenue base
- Drop-downs from PBF Energy, as it grows, remain a valuable source of future growth



Mid-Continent Assets
Knoxville Terminals
Toledo Storage Facility
Toledo LPG Truck Rack
Toledo Truck Terminal
Toledo Terminal
Toledo Rail Unloading
PBF Toledo
PBF Paulsboro
PADD 4
PADD 5
PADD 2
PADD 1
PADD 3
PBF Delaware City
PBF Torrance
PBF Chalmette
West Coast Assets
Torrance Valley Pipeline
East Coast Assets
Paulsboro NG Pipeline
East Coast Terminals
East Coast Storage Assets
DC Products Pipeline
DC Truck Rack (Products)
DC Truck Rack (LPG)
DC Rail Terminal
DC West Rack
DC Ethanol
Paulsboro Lube Storage
Gulf Coast Assets
Chalmette Storage Facility
Chalmette Truck Rack
Chalmette Rosin Yard

*Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted earnings and cash flow from operating activities is not available as management is unable to project financing terms and working capital changes for future periods at this time

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Strategic Partnership with Supportive Sponsor  Diversified, high-complexity asset base with five refineries with approximately 650 Toledo PADD million barrels per year of combined 4 Paulsboro feedstock purchases and refined product PADD PADD 5 2 sales PADD 1 Delaware City  PBF retains valuable drop-down inventory of PADD assets which could provide future growth 3 Torrance opportunities for PBFX of ~$200 million* of Chalmette EBITDA 3,500 US Independent Refiners by Throughput Capacity Throughput Capacity Nelson Region (bpd) Complexity 3,000 2,500 Mid-continent 170,000 9.2 2,000 East Coast 370,000 12.2 1,500 Gulf Coast 189,000 12.7 1,000 West Coast 155,000 14.9 500 0 Total 884,000 12.2 DK CVI PBF VLO PSX HFC MPC Source: Company reports *Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted earnings and cash flow from operating activities is not available as management is unable to project financing terms and working capital changes for future periods at this time 8

Torrance Valley Pipeline Company Acquisition(1)  Announced pending acquisition of remaining 50% interest in Torrance Valley Pipeline Company LLC (“TVPC”) from a subsidiary of PBF Energy at a pro forma EBITDA multiple of ~8x  Purchase price of ~$200 million expected to be partially financed through a successful ~$135 million registered direct equity offering  Consolidates ownership of key asset  PBFX currently owns 50% of TVPC and operates the pipeline system  Primary crude gathering and transportation network that feeds PBF Energy’s Torrance Refinery  Original MVC of 70,000 bpd increased to 75,000 bpd  189-mile San Joaquin Valley Pipeline system comprised of the M55, M1 and M70 pipelines  11 pipeline stations positioned between Belridge and the Torrance Refinery with heavy crude heating, pumping and storage capabilities (1) Pending acquisition announced on 4/24/19 and is expected to close in the second quarter of 2019 9

PBFX’s Investment Highlights  Maintain stable cash flow generation through predominantly long-term Focus on Stable, contracts with minimum volume commitments Take-or-Pay  Commitment to safe and reliable operations Business  No direct commodity price exposure  Demonstrated ability to access capital for growth  Conservative financial profile, IDR-free structure, with an emphasis on Financial Flexibility liquidity  Long-term net debt-to-EBITDA target of between 3-4x  Invest in organic projects and asset optimization Grow the Business  Pursue third-party acquisitions focused on traditional MLP assets  Support growth of PBF through additional drop-down transactions  Target 1.15x long-term annual coverage ratio Distributable  Committed to $0.005 per quarter of future distribution growth Cash Flow  Retain earnings to grow business 10

Appendix

Non-GAAP Financial Measures The Partnership defines EBITDA as net income (loss) before net interest expense including amortization of loan fees and debt premium and accretion on discounted liabilities, income tax expense and depreciation and amortization expense. We define EBITDA attributable to PBFX as net income (loss) before net interest expense including amortization of loan fees and debt premium and accretion on discounted liabilities, income tax expense and depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. We define distributable cash flow (“DCF”) as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less net cash paid for interest, maintenance capital expenditures and income taxes. Distributable cash flow will not reflect changes in working capital balances. EBITDA, EBITDA attributable to PBFX and DCF are non-GAAP supplemental financial measures that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: • our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods; • the ability of our assets to generate sufficient cash flow to make distributions to our unit holders; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The Partnership’s management believes that the presentation of EBITDA, EBITDA attributable to PBFX and DCF provide useful information to investors in assessing our financial condition and results of operations. EBITDA, EBITDA attributable to PBFX and distributable cash flow should not be considered alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA, EBITDA attributable to PBFX and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because EBITDA, EBITDA attributable to PBFX and distributable cash flow may be defined differently by other companies in our industry, our definition of such matters may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Due to the forward- looking nature of forecasted or estimated EBITDA, information to reconcile forecasted or estimated EBITDA to forecasted cash flow from operating activities is not available as management is unable to project working capital changes for future periods at this time. 12

Non-GAAP Financial Measures PBFX Reconciliation of Amounts under U.S. GAAP to annualized run-rate EBITDA (unaudited, in millions) Reconciliation of fifty percent TVPC acquired interest, inclusive of the amendment to the M70 services agreement, estimated annualized run- rate Net Income to annualized run-rate EBITDA: TVPC Interest and M70 Services (in millions) Agreement Annualized run-rate net income $ 15.5 Add: Depreciation and amortization expense 5.5 Add: Interest expense, net and other financing costs 4.0 Annualized run-rate EBITDA $ 25.0 Note: Due to the forward-looking nature of annualized run-rate EBITDA, information to reconcile annualized run-rate EBITDA to cash flow from operating activities is not available as management is unable to project working capital changes for future periods at this time. 13

PBF Logistics 2019 Outlook ($ in millions, rounded) FY 2019 FY 2019 Initial Revised EBITDA to the Partnership (excluding one-time items) $177 $190 - 195 Maintenance capital expenditures $14 $13 - $16 Growth and regulatory capital expenditures $15 $15 - $20 Units outstanding(1) 63 million Initial and updated guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans using minimum volume commitments, assumptions and configuration. Revenues, operating expenses, general and administrative expenses, depreciation and amortization and interest expense figures include amounts related to the portion of the Torrance Valley Pipeline Company that are currently owned by a subsidiary of PBF Energy Inc. and will be included on a historical basis. These amounts are consolidated in the PBF Logistics financial statements and the ownership interest of PBF Energy is reflected in non-controlling Interest. Updated guidance reflects recent acquisitions and revised agreements. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision-making and overall Partnership performance. Figures exclude certain costs which include, but are not limited to, transaction expenses, new issuance unit-based compensation and other items. ___________________________ 1. Represents units outstanding at 3/31/2019, fully-diluted, issued during the IPO, subsequent transactions and under partnership compensation programs. Units under revised guidance include the 6.6 million units issued by the partnership in April 2019. 14

Segment Assets

Transportation and Terminaling	Capacity	Products Handled
DCR Rail Terminal	130,000 bpd unloading capacity	Crude
Toledo Truck Terminal	22,500 bpd unloading capacity	Crude
DCR West Rack	40,000 bpd unloading capacity	Crude
Toledo Storage Facility - propane loading facility	11,000 bpd throughput capacity	Propane
DCR Products Pipeline	125,000 bpd pipeline capacity	Refined products
DCR Truck Rack	76,000 bpd throughput capacity	Gasoline, distillates and LPGs
East Coast Terminals	Various throughput capacity and ~4.2 million barrel aggregate shell capacity	Refined products
Torrance Valley Pipeline	110,000 bpd pipeline capacity and ~700,000 barrel aggregate shell capacity	Crude
Toledo Products Terminal	Various throughput capacity and ~110,000 barrel aggregate shell capacity	Refined products
Paulsboro Natural Gas Pipeline	60,000 dekatherms per day pipeline capacity	Natural gas
Knoxville Terminals (previously "Cummins")	Various throughput capacity and ~520,000 barrel aggregate shell capacity	Gasoline, distillates and LPGs
Toledo Rail Products Facility	16,000 bpd loading capacity	Crude, LPGs, gasoline and distillates
Chalmette Truck Rack	20,000 bpd loading capacity	Gasoline and distillates
Chalmette Rosin Yard	17,000 bpd unloading capacity	LPGs
Paulsboro Lube Oil Terminal	Various throughput capacity and ~229,000 barrel aggregate shell capacity	Lubes
Delaware Ethanol Storage Facility	Various throughput capacity and ~100,000 barrel aggregate shell capacity	Ethanol
Storage	**Capacity**	**Products Handled**
Toledo Storage Facility	~3.9 million barrel aggregate shell capacity[a]	Crude, refined products and intermediates
Chalmette Storage Tank	625,000 barrel shell capacity	Crude
East Coast Storage Assets	~4.0 million barrel aggregate shell capacity[b]	Crude, feedstock and asphalt

(a) Of the ~3.9 million barrel aggregate shell capacity, ~1.3 million barrels are dedicated to crude and ~2.6 million barrels are allocated to refined products and intermediates.
(b) Of the ~4.0 million barrel aggregate shell capacity, ~3.0 million barrels are dedicated to crude and feedstock and ~1.0 million barrels are allocated to asphalt.

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Commercial Agreements with PBF Energy

Service Agreements	Initiation Date	Initial Term	Renewals (a)	MVC
Transportation and Terminaling				
Amended and Restated Rail Agreements (b)	5/8/2014	7 years, 8 months	N/A	125,000 bpd
Toledo Truck Unloading & Terminaling Services Agreement	5/8/2014	7 years, 8 months	2 x 5	5,500 bpd
Toledo Storage Facility Storage and Terminaling Services Agreement- Terminaling Facility (c)	12/12/2014	10 years	2 x 5	4,400 bpd
Delaware Pipeline Services Agreement	5/15/2015	10 years, 8 months	2 x 5	50,000 bpd
Delaware Pipeline Services Agreement- Magellan Connection	11/1/2016	2 years, 5 months	Note (d)	N/A
Delaware City Truck Loading Services Agreement- Gasoline (e)	5/15/2015	10 years, 8 months	2 x 5	30,000 bpd
Delaware City Truck Loading Services Agreement- LPGs (e)	5/15/2015	10 years, 8 months	2 x 5	5,000 bpd
East Coast Terminals Terminaling Services Agreements (f)	5/1/2016	Various (g)	Evergreen	15,000 bpd (h)
East Coast Terminals Tank Lease Agreements	5/1/2016	Various (g)	Evergreen	350,000 barrels (i)
Torrance Valley Pipeline Transportation Services Agreement- North Pipeline	8/31/2016	10 years	2 x 5	50,000 bpd
Torrance Valley Pipeline Transportation Services Agreement- South Pipeline	8/31/2016	10 years	2 x 5	70,000 bpd
Torrance Valley Pipeline Transportation Services Agreement- Midway Storage Tank	8/31/2016	10 years	2 x 5	55,000 barrels (i)
Torrance Valley Pipeline Transportation Services Agreement- Emidio Storage Tank	8/31/2016	10 years	2 x 5	900,000 barrels per month
Torrance Valley Pipeline Transportation Services Agreement- Belridge Storage Tank	8/31/2016	10 years	2 x 5	770,000 barrels per month
Paulsboro Natural Gas Pipeline Services Agreement (j)	8/4/2017	15 years	Evergreen	60,000 dekatherms per day
Knoxville Terminals Agreement- Terminaling Services	4/16/2018	5 years	Evergreen	Various (k)
Knoxville Terminals Agreement- Tank Lease	4/16/2018	5 years	Evergreen	115,334 barrels (i)
Toledo Rail Loading Agreement	7/31/2018	7 years, 5 months	2 x 5	Various (l)
Chalmette Terminal Throughput Agreement	7/31/2018	1 year	Evergreen	N/A
Chalmette Rail Unloading Agreement	7/31/2018	7 years, 5 months	2 x 5	7,600 bpd
DSL Ethanol Throughput Agreement	7/31/2018	7 years, 5 months	2 x 5	5,000 bpd
Delaware City Terminaling Services Agreement (m)	1/1/2022	4 years	2 x 5	95,000 bpd

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Commercial Agreements with PBF Energy

Service Agreements	Initiation Date	Initial Term	Renewals (a)	MVC
Storage				
Toledo Storage Facility Storage and Terminaling Services Agreement- Storage Facility (c)	12/12/2014	10 years	2 x 5	3,849,271 barrels (i)
Chalmette Storage Services Agreement (n)	Note (n)	10 years	2 x 5	625,000 barrels (i)
East Coast Storage Asset Terminal Storage Agreement	1/1/2019	8 years	Evergreen	2,953,725 barrels (i)

(a) PBF Holding has the option to extend the agreements for up to two additional five-year terms, as applicable.

(b) The Amended and Restated Rail Agreements, as amended and effective as of January 1, 2018, include the Amended and Restated Delaware City Rail Terminaling Services Agreement and the Amended and Restated Delaware West Ladder Rack Terminaling Services Agreement each between Delaware City Terminaling Company LLC and PBF Holding with the service fees thereunder being adjusted, including the addition of an ancillary fee paid by PBF Holding on an actual cost basis. In determining payments due under the Amended and Restated Rail Agreements, excess volumes throughput under the agreements shall apply against required payments in respect to the minimum throughput commitments on a quarterly basis and, to the extent not previously applied, on an annual basis against the MVCs. Effective January 1, 2019, the existing Amended and Restated Rail Agreements were further amended for the inclusion of services through certain rail infrastructure at the East Coast Storage Assets.

(c) The Toledo Storage Facility Storage and Terminaling Services Agreement- Terminaling Facility and the Toledo Storage Facility Storage and Terminaling Services Agreement- Storage Facility are referred to herein collectively as the "Toledo Storage Facility Storage and Terminaling Services Agreement."

(d) In connection with the inclusion of an additional destination at the Magellan connection under the Delaware Pipeline Services Agreement, Delaware Pipeline Company LLC and PBF Holding agreed to a two-year, five-month MVC for the Magellan connection. The MVC for the Magellan connection expired on March 31, 2019.

(e) The Delaware City Truck Loading Services Agreement- Gasoline and the Delaware City Truck Loading Services Agreement- LPGs are referred to herein collectively as the "Delaware City Truck Loading Services Agreement."

(f) Subsequent to the Toledo Products Terminal Acquisition, the Toledo Products Terminal was added to the East Coast Terminals Terminaling Services Agreements.

(g) The East Coast Terminals related party agreements include varying term lengths, ranging from one to five years.

(h) The East Coast Terminals Terminaling Services Agreements have no MVCs and are billed based on actual volumes throughput, other than a terminaling services agreement between the East Coast Terminals' Paulsboro, New Jersey location and PBF Holding's Paulsboro Refinery, with a 15,000 bpd MVC.

(i) Reflects the overall capacity as stipulated by the storage agreement. The storage MVC is subject to effective operating capacity of each tank, which can be impacted by routine tank maintenance and other factors.

(j) In August 2017, the Paulsboro Natural Gas Pipeline commenced service. Concurrent with the commencement of operations, a new services agreement was entered into between PNGPC and PRC regarding the Paulsboro Natural Gas Pipeline.

(k) The minimum throughput revenue commitment for the Knoxville Terminals Agreement- Terminals Services is $894 for year one, $1,788 for year two and $2,683 for year three and thereafter.

(l) Under the Toledo Rail Loading Agreement, PBF Holding has minimum throughput commitments for (i) 30 railcars per day of products and (ii) 11.5 railcars per day of premium products. The Toledo Rail Loading Agreement also specifies a maximum throughput rate of 50 railcars per day.

(m) The Delaware City Terminaling Services Agreement will commence in 2022 subsequent to the expiration of the Amended and Restated Rail Agreements and includes additional services to be provided by PBFX as operator of other rail facilities owned by PBF Holding's subsidiaries.

(n) The Chalmette Storage Services Agreement was entered into on February 15, 2017 and commenced on November 1, 2017.

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